SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2018 (January 8, 2018)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE.

On January 8, 2018, the Company posted a PowerPoint Presentation to their website entitled "Investor Presentation January 8, 2018."  A copy of the presentation is furnished herewith as Exhibit 99.1.

Also on January 8, 2018, the Company posted an Investor Fact Sheet to their website.  A copy of the fact sheet is furnished herewith as Exhibit 99.2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Presentation entitled "Investor Presentation January 8, 2018" dated January 8, 2018
99.2	Investor Fact Sheet posted to the company website dated January 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 8, 2018              Chembio Diagnostics, Inc.

By:    /s/ John J. Sperzel III
John J. Sperzel III
Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Presentation entitled "Investor Presentation January 8, 2018" dated January 8, 2018.
99.2	Investor Fact Sheet posted to the company website dated January 8, 2018